DocuSign Envelope ID: C23403EF-A3D5-465F-8315-7AD59052E3C4

Agreement #: A20120373

EXHIBIT 10.1

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions.

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to the EXCLUSIVE LICENSE AGREEMENT effective as of January 28, 2022 (the “Agreement”) is made as of the date of last signature below (“Amendment Date”) by and between Finch Therapeutics Holdings LLC, a Delaware limited liability company (“Licensee”), and the Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota (“University”).

WHEREAS, the parties desire to make certain amendments to the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment, the parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings ascribed to them in the Agreement.

2.
Amendments to Agreement. The Agreement is hereby amended as of the Amendment Date as follows:

a.
Amendment to Section 9 of Business Terms. Section 9 (Performance Milestones) of the Business Terms of the Agreement is hereby amended to read in full as follows:

Provided that a Regulatory Authority does not recommend or require unanticipated studies or prerequisites, including, without limitation, detailed characterization of control material for clinical trial use, as part of the regulatory approval process for obtaining a Licensed Product, Licensee (directly or indirectly by way of sublicense) shall achieve the following milestones. If the Regulatory Authority does recommend or require such unanticipated studies or prerequisites, the parties will negotiate in good faith extensions to the milestones to reflect additional time that may be needed to achieve the following:

(a)
[***];
(b)
[***]; and
(c)
[***].

DocuSign Envelope ID: C23403EF-A3D5-465F-8315-7AD59052E3C4

Agreement #: A20120373

[***].

b.
Amendment to Add Definition for Regulatory Authority. Subsection 1.1 (Definitions) of the General Terms of the Agreement is hereby amended to add the following definition:

“Regulatory Authority” means, with respect to a Licensed Product, any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in the Territory, with authority over (a) the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of the Licensed Product, including the United States Food and Drug Administration (“FDA”), European Medicines Agency, Therapeutic Goods Administration (Australia), Health Canada, and National Medical Products Administration (China), or (b) setting the price and/or reimbursement for the Licensed Product.

c.
Amendment to Subsection 10.1 of General Terms. Paragraph (b) of subsection

10.1 (University’s Right to Terminate for Breach) of the General Terms of the Agreement is hereby amended to replace “FDA” with “Regulatory Authority”.

3.
Ratification. Except to the extent expressly amended by this Amendment, all or the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The term “Agreement”, as used in the License Agreement, shall henceforth be deemed to be a reference to the Exclusive License Agreement as novated and amended by this Amendment.

4.
Governing Law. For the avoidance of doubt, this Amendment (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the law of Minnesota and subject to Section 14.1 of the Agreement.

5.
Further Assurances. Each of the parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or reasonably desirable to implement and/or give effect to this Amendment.

DocuSign Envelope ID: C23403EF-A3D5-465F-8315-7AD59052E3C4

Agreement #: A20120373

6.
Counterparts. This Amendment may be executed manually or by facsimile by the parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to each of the other parties.

THE PARTIES HEREBY EXECUTE THIS AMENDMENT

Regents of the University of Minnesota		Finch Therapeutics Holdings LLC
By:	/s/ Rick Heubsch	By:	/s/ Mark Smith
Name:	Rich Huebsch	Name:	Mark Smith
Title:	Executive Director	Title:	CEO
Date:	April 11, 2023	Date:	April 12, 2023